UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) July 15, 2024

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
The information set forth in Item 8.01 with respect to preliminary financial results for the quarter ended June 30, 2024, including estimates of earnings per share, estimates of certain one-time costs, and expected adjustments to calculate non-GAAP earnings per share, is incorporated into this Item 2.02 by reference.
Item 8.01 Other Events.
As previously disclosed, on June 19, 2024, AutoNation, Inc. (“AutoNation” or the “Company”) was notified by CDK Global (“CDK”), a third-party provider of information systems, that CDK was experiencing a cyber incident impacting its systems, including the systems necessary to support our dealer management system (“DMS”), which supports our dealership operations, including our sales, service, inventory, customer relationship management, and accounting functions (“Core Functions”).
We immediately took precautionary containment steps to help protect our systems and data, implemented business continuity plans, and commenced a review of the potential impact of the incident. The incident resulted in outages of our DMS and Core Functions, causing disruption and adverse impacts to our business, including our productivity. As of the date of this filing, access to our DMS and Core Functions has been restored. Certain ancillary systems and integrations, such as those that help automate ordering, scheduling, payment, and reporting processes, remain unavailable or limited, and efforts remain ongoing to restore these. We expect to complete the restoration of all such systems and integrations prior to the end of July 2024. The unavailability or limited availability of these ancillary systems and integrations has not had, and is not expected to have, a material impact on our business.
As a result of the incident’s impacts, we currently estimate earnings per share for the quarter ended June 30, 2024, will be negatively impacted by approximately $1.50 per share, without taking into account any potential recoveries related to the incident. The estimated impact of the incident is split approximately evenly between internal estimates for lost income during the period beginning on June 19, 2024 and ending June 30, 2024, and certain one-time costs relating to the incident, principally consisting of guaranteed compensation paid to retain commission-based associates in order to protect the Company’s business, which one-time costs we expect to adjust for in calculating non-GAAP earnings per share for the second quarter. After taking into account such negative impact, we currently estimate GAAP earnings per share for the quarter ended June 30, 2024, will range between $3.15 and $3.30. These preliminary earnings per share estimates are based on information available to management as of the date of this report and are subject to change. We will release our financial results for the quarter ended June 30, 2024, on July 31, 2024, and intend to discuss those results and other information during a conference call and audio webcast that same day.
While the full scope, nature, and impact of the incident is yet to be known, we do not expect the incident to have a material impact on AutoNation’s overall financial condition or on its ongoing results of operations.
CAUTIONARY STATEMENT ON PRELIMINARY, UNAUDITED FINANCIAL INFORMATION
The preliminary, unaudited results for the quarter ended June 30, 2024, including estimates of preliminary earnings per share, estimates of certain one-time costs, and expected adjustments to calculate non-GAAP earnings per share, are estimates based on information available to management as of the date of this report and are subject to change. There can be no assurance that AutoNation’s actual results will not differ materially from the preliminary financial information presented in this report. The preliminary financial information presented in this report should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “estimate,” “intends,” “goals,” “targets,” “projects,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding the scope, nature and impact of the cyber incident on our business, including the expected and estimated impact to our financial condition and results of operations, the availability and extent of coverage under our insurance policies or other sources of recovery, the expected timing of system and integration restorations, the anticipated results for the quarter ended June 30, 2024, including estimates of earnings per share, estimates of certain one-time costs, and expected adjustments to calculate non-GAAP earnings per share, and other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: our assessment of the CDK cyber incident is ongoing; our ability to mitigate the impact on our business and operations resulting from such incident and fully restore impacted systems; the timing of the restoration of the impacted systems; the availability of insurance and other sources of recovery; any compromise or improper use of sensitive, proprietary, confidential financial, or personal data or information; other legal, reputational and financial risks resulting from this or other cybersecurity incidents and the potential impact of this incident on AutoNation’s operating results; risks and uncertainties related to AutoNation’s financial closing procedures and preparation of the financial statements for the quarter ended June 30, 2024; as well as other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	July 15, 2024	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary